UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 19, 2002
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                               Baltek Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                          ----------------------------
                          (State or Other Jurisdiction
                                of Incorporation)

        0-44764                                            56-0952883
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(Commission File Number)                       (IRS Employer Identification No.)


                  10 Fairway Court, Northvale, New Jersey 06747
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               (Address of Principal Executive Offices) (Zip Code)


                  Registrant's telephone number, (201) 767-1400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

                              ITEM 5 OTHER EVENTS.

     On June 19, 2002, Baltek Corporation (the "Company") issued a press release announcing its intention to sell its shrimp operation in Ecuador. Based on the Company's evaluation of current economic and industry conditions, it expects to record a charge to earnings of $6 million in the quarter ended June 30, 2002 to reduce the assets underlying these operations to their currently estimated fair value. Until it disposes the business, adjustments may be required to be made to this estimate. The Company will also be required to revise its loan agreement with its U.S. banks to avoid a default at the time a sale is consummated. The Company is currently negotiating new terms with its lender. The press release is attached hereto as Exhibit 99.1.

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c) EXHIBITS:
           Exhibit
           Number         Exhibit Title
           -------        -------------
           99.1           Press Release dated June 19, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BALTEK CORPORATION


Date: June 19, 2002,            By: /s/ Ronald Tassello, Chief Financial Officer
                                    --------------------------------------------
                                    Ronald Tassello
                                    Chief Financial Officer